Exhibit 99.1

March 30, 2023

Blade Air Mobility Expands Board of Directors, Appoints Andrew Lauck of RedBird Capital Partners and Technology Executive John Borthwick

NEW YORK — (3/30/2023) — The Board of Directors (the "Board") of Blade Air Mobility, Inc. (Nasdaq: BLDE, "Blade" or the "Company"), a technology-powered global air mobility platform, today announced the expansion of the Board from seven to nine members, and the appointment of two new directors, Andrew Lauck and John Borthwick. Mr. Lauck, a current Board observer for Blade, will officially join the Board as a director and will serve on the Audit Committee. Mr. Borthwick, a former Board member when Blade was private, will join the Nominating and Corporate Governance Committee.

"We are pleased to welcome Andrew and John to our Board of Directors," said Eric Affeldt, Blade Chairman. "Their extensive experience in business, technology, and capital allocation will be a strong addition to the Board. Andrew's deep experience in aviation will be particularly valuable as we further expand our Passenger and Medical air transport services. John's 30 years of expertise in consumer facing and business-to-business technologies will be vital as our fliers and customers demand more real-time information about their flights, and to collect relevant data insights to optimize our flight economics."

Rob Wiesenthal, Blade Chief Executive Officer, added, "The addition of Andrew and John to our Board is an important step forward in the evolution of our Company. Andrew's deep expertise in aviation, platform buildouts and M&A make him an excellent addition to the Board. John's extensive background in technology and product development, as well as his experience during the launch of our Company, will prove to be invaluable to me and our Board. We are confident that their unique perspectives will help us drive continued success."

Andrew Lauck is a Partner of RedBird Capital Partners LP, and leads the firm's Consumer Vertical, which includes investments in Blade, Jet Linx, BETA Technologies, Aero Centers, Equipment Share and RedBird QSR.

John Borthwick is the CEO and Founder of Betaworks, a leading technology investment and incubation company based in New York City. Previously, he served as SVP of Alliances and Technology Strategy for Time Warner Inc. and head of AOL's product development studio.

Blade's expansion of its Board of Directors comes at a time of strong growth for the Company, with increasing demand for its Passenger and Medical air transport services. The Company's durable competitive advantages, including exclusive infrastructure, proprietary technology, globally recognized brand, and safety track record, continue to drive its success.

About Blade Air Mobility

Blade is a technology-powered, global air mobility platform committed to reducing travel friction by providing cost-effective air transportation alternatives to some of the most congested ground routes in the U.S., Canada, Europe, and India. Today, the Company predominantly uses helicopters and amphibious aircraft for its passenger routes and is also one of the largest air medical transporters of human organs for transplant in the world. Its asset-light model, coupled with its exclusive passenger terminal infrastructure, is designed to facilitate a seamless transition to Electric Vertical Aircraft (“EVA” or “eVTOL”), enabling lower cost air mobility to the public that is both quiet and emission-free.

For more information, visit www.blade.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts and may be identified by the use of words such as "will", “anticipate,” “believe,” “could,” “continue,” “expect,” “estimate,” “may,” “plan,” “outlook,” “future” and “project” and other similar expressions and the negatives of those terms. These statements, which involve risks and uncertainties, relate to analyses and other information that are based on forecasts of future results and estimates of amounts not yet determinable and may also relate to Blade’s future prospects, developments and business strategies. In particular, such forward-looking statements include statements concerning Blade’s future financial and operating performance, results of operations, business and capital deployment strategies and plans, customer behavior, competitive position, industry environment and growth opportunities, and the development and adoption of EVA technology. These statements are based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance.

Such forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Blade’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. Factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements include: our continued incurrence of significant losses; the impact of the COVID-19 pandemic and its related effects, failure of the markets for our offerings to grow as expected, or at all; our ability to effectively market and sell air transportation as a substitute for conventional methods of transportation; the inability or unavailability to use or take advantage of the shift, or lack thereof, to EVA technology; our ability to successfully enter new markets and launch new routes and services; any adverse publicity stemming from accidents involving small aircraft, helicopters or charter flights and, in particular, any accidents involving our third-party operators; the effects of competition; harm to our reputation and brand; our ability to provide high-quality customer support; our ability to maintain a high daily aircraft usage rate; changes in consumer preferences, discretionary spending and other economic conditions; impact of natural disasters, outbreaks and pandemics, economic, social, weather, growth constraints, and regulatory conditions or other circumstances on metropolitan areas and airports where we have geographic concentration; the effects of climate change, including potential increased impacts of severe weather and regulatory activity; the availability of aircraft fuel; our ability to address system failures, defects, errors, or vulnerabilities in our website, applications, backend systems or other technology systems or those of third-party technology providers; interruptions or security breaches of our information technology systems; our placements within mobile applications; our ability to protect our intellectual property rights; our use of open source software; our ability to expand and maintain our infrastructure network; our ability to access additional funding; the increase of costs and risks associated with international expansion; our ability to identify, complete and successfully integrate future acquisitions; our ability to manage our growth; increases in insurance costs or reductions in insurance coverage; the loss of key members of our management team; our ability to maintain our company culture; our reliance on contractual relationships with certain transplant centers and Organ Procurement Organizations; effects of fluctuating financial results; our reliance on third-party operators; the availability of third-party operators; disruptions to third party operators; increases in insurance costs or reductions in insurance coverage for our third-party aircraft operators; the possibility that our third-party aircraft operators may illegally, improperly or otherwise inappropriately operate our branded aircraft; our reliance on third-party web service providers; changes in our regulatory environment; regulatory obstacles in local governments; the expansion of domestic and foreign privacy and security laws; the expansion of environmental regulations; our ability to remediate any material weaknesses or maintain internal controls over financial reporting; our ability to maintain effective internal controls and disclosure controls; changes in the fair value of our warrants; and other factors beyond our control. Additional factors can be found in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, each as filed with the U.S. Securities and Exchange Commission. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and Blade undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, changes in expectations, future events or otherwise.

Blade - Press Contacts

For Media Relations

Lee Gold
press@blade.com

For Investor Relations

Ravi Jani
investors@blade.com

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